Earnings Conference Call 1st Quarter 2019 May 2, 2019

Cautionary Statements Regarding Forward-Looking Information This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation, Exelon Generation Company, LLC, Commonwealth Edison Company, PECO Energy Company, Baltimore Gas and Electric Company, Pepco Holdings LLC, Potomac Electric Power Company, Delmarva Power & Light Company, and Atlantic City Electric Company (Registrants) include those factors discussed herein, as well as the items discussed in (1) Exelon’s 2018 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 22, Commitments and Contingencies; (2) Exelon’s First Quarter 2019 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 16; and (3) other factors discussed in filings with the SEC by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this press release. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation. 2 Q1 2019 Earnings Release Slides

Non-GAAP Financial Measures Exelon reports its financial results in accordance with accounting principles generally accepted in the United States (GAAP). Exelon supplements the reporting of financial information determined in accordance with GAAP with certain non-GAAP financial measures, including: • Adjusted operating earnings exclude certain costs, expenses, gains and losses and other specified items, including mark-to- market adjustments from economic hedging activities, unrealized gains and losses from nuclear decommissioning trust fund investments, impairments of certain long-lived assets, certain amounts associated with plant retirements and divestitures, costs related to cost management programs and other items as set forth in the reconciliation in the Appendix • Adjusted operating and maintenance expense excludes regulatory operating and maintenance costs for the utility businesses and direct cost of sales for certain Constellation and Power businesses, decommissioning costs that do not affect profit and loss, the impact from operating and maintenance expense related to variable interest entities at Generation, EDF’s ownership of O&M expenses, and other items as set forth in the reconciliation in the Appendix • Total gross margin is defined as operating revenues less purchased power and fuel expense, excluding revenue related to decommissioning, gross receipts tax, JExel Nuclear JV, variable interest entities, and net of direct cost of sales for certain Constellation and Power businesses • Adjusted cash flow from operations primarily includes net cash flows from operating activities and net cash flows from investing activities excluding capital expenditures, net merger and acquisitions, and equity investments • Free cash flow primarily includes net cash flows from operating activities and net cash flows from investing activities excluding certain capital expenditures, net merger and acquisitions, and equity investments • Operating ROE is calculated using operating net income divided by average equity for the period. The operating income reflects all lines of business for the utility business (Electric Distribution, Gas Distribution, Transmission). • EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Includes nuclear fuel amortization expense. • Revenue net of purchased power and fuel expense is calculated as the GAAP measure of operating revenue less the GAAP measure of purchased power and fuel expense Due to the forward-looking nature of some forecasted non-GAAP measures, information to reconcile the forecasted adjusted (non-GAAP) measures to the most directly comparable GAAP measure may not be currently available, as management is unable to project all of these items for future periods 3 Q1 2019 Earnings Release Slides

Non-GAAP Financial Measures Continued This information is intended to enhance an investor’s overall understanding of period over period financial results and provide an indication of Exelon’s baseline operating performance by excluding items that are considered by management to be not directly related to the ongoing operations of the business. In addition, this information is among the primary indicators management uses as a basis for evaluating performance, allocating resources, setting incentive compensation targets and planning and forecasting of future periods. These non-GAAP financial measures are not a presentation defined under GAAP and may not be comparable to other companies’ presentation. Exelon has provided these non-GAAP financial measures as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. These non-GAAP measures should not be deemed more useful than, a substitute for, or an alternative to the most comparable GAAP measures provided in the materials presented. Non-GAAP financial measures are identified by the phrase “non-GAAP” or an asterisk. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are provided in the appendices and attachments to this presentation, except for the reconciliation for total gross margin, which appears on slide 33 of this presentation. 4 Q1 2019 Earnings Release Slides

PHI Merger is Delivering on Its Promises Operational Performance •ACE: Frequency of outages reduced by 22%, restoration times improved by 17% •Delmarva: Frequency of outages reduced by 34%, restoration times improved by 2% •Pepco: Frequency of outages reduced by 30%, restoration times improved by 28% Economic and Workforce Development •More than $470M in total economic impact in our communities •Invested in workforce development including partnering with District of Columbia in opening the DC Infrastructure Academy •$313M in diverse spend in 2018 representing 22-29% of each company’s total procurement spend Community Impact •85,000 volunteer hours •More than $15M in charitable giving across our PHI communities supporting hundreds of local partners More Constructive Regulatory Environment •Constructive settlements in all PHI jurisdictions including the first settlements at Pepco DC and Pepco Maryland since the 1980s •Enacted legislation in Delaware to create capital trackers for reliability investments •New Jersey Board of Public Utilities approved regulations that allow for tracker recovery of certain capital investments Customer Satisfaction is at all time highs at ACE, Delmarva and Pepco 5 Q1 2019 Earnings Release Slides

1st Quarter Results Q1 2019 EPS Results(1) $0.93 $0.87 • GAAP earnings were $0.93/share in Q1 2019 vs. $0.60/share in Q1 ExGen $0.37 $0.30 2018 • Adjusted operating earnings* were BGE $0.17 $0.17 $0.87/share in Q1 2019 vs. $0.96/share in Q1 2018, which was PECO $0.17 $0.17 above the midpoint of our guidance range of $0.80-$0.90/share PHI $0.12 $0.12 ComEd $0.16 $0.16 HoldCo ($0.06) ($0.06) Q1 GAAP Earnings Q1 Adjusted Operating Earnings* (1) Amounts may not sum due to rounding 6 Q1 2019 Earnings Release Slides

Operating Highlights

Exelon Utilities Operational Metrics

Operations	Metric	YTD 2019			
		BGE	ComEd	PECO	PHI
Electric Operations	OSHA Recordable Rate				
	2.5 Beta SAIFI (Outage Frequency)[1]				
	2.5 Beta CAIDI (Outage Duration)				
Customer Operations	Customer Satisfaction				
	Service Level % of Calls Answered in <30 sec				
	Abandon Rate				
Gas Operations	Percent of Calls Responded to in <1 Hour		No Gas Operations		

- Strong reliability metrics with BGE and ComEd achieving top decile performance in CAIDI
- Each utility delivered on key customer operations metrics with all utilities performing in top decile for Abandon Rate and ComEd and PECO achieving top decile in Service Level and Customer Satisfaction
- PECO and PHI achieved top decile performance in Gas Odor Response

Q1	Q2
Q3	Q4

Exelon Generation Operational Performance

Exelon Nuclear Fleet[2]

- Best in class performance across our Nuclear fleet:
  - Q1 2019 Nuclear Capacity Factor: 97.1%
  - Owned and operated Q1 2019 production of 39.2 TWh[2]



TWhrs
44
42
40
38
36
34
32
30
Q1 17
Q2 17
Q3 17
Q4 17
Q1 18
Q2 18
Q3 18
Q4 18
Q1 19
100%
98%
96%
94%
92%
90%
88%
86%
84%
82%
80%
Capacity Factor
TWhrs
Capacity Factor

Fossil and Renewable Fleet

- Q1 2019 Renewables energy capture: 96.5%
- Q1 2019 Power dispatch match: 97.8%

(1) 2.5 Beta SAIFI is YE projection
(2) Excludes Salem and EDF's equity ownership share of the CENG Joint Venture

7 Q1 2019 Earnings Release Slides

Exelon.

Key Policy Updates

Illinois

ZEC Litigation:

- On April 15, the U.S. Supreme Court denied certiorari upholding the ZEC programs

Clean Energy Progress Act (HB2861/SB1789):

- Protects Illinois' right to enact clean energy policies by implementing full fixed resource requirement (FRR) under the PJM tariff by directing the Illinois Power Authority to procure clean bundled capacity for ComEd for ten years starting with June 1, 2023 delivery year
- Will ensure 100% clean energy through 2032
- Guarantees customers save money in the first year

Formula Rate Extension Legislation (HB3152/SB2080):

- Would extend the formula rate beyond the 2022 expiration

Pennsylvania

ZEC Legislation (HB11/SB510):

- Bipartisan, bicameral legislation that amends the Pennsylvania Alternative Portfolio Standard (AEPS) to add a third tier for zero-emitting resources including nuclear
- Pricing is tied to tier 1 resources and will range from $6.08 - $7.90/MWh
- All nuclear in Pennsylvania would be eligible to participate

New Jersey

ZEC Legislation:

- On April 18, the New Jersey BPU voted 4 to 1 to award ZECs to Hope Creek and Salem 1 and 2
- The award is for 3 years plus a stub year. Payment will occur within 90 days of the end of each energy year. For the first energy year (from April 18, 2019 to May 31, 2019), payment is expected by late August 2019.

Energy Price Formation Reforms

Fast Start:

- On April 18, FERC approved energy pricing reform for fast start resources requiring a 1 hour minimum notification and run-time
- PJM must submit a compliance filing by July 31, 2019 which includes an implementation date

Reserves Price Formation:

- PJM filed 206 petition to amend its tariff to improve the pricing of reserves
- Requested order by December 15, 2019

8 Q1 2019 Earnings Release Slides

Exelon.

Exelon is Ideally Situated to Help Meet Climate Goals

Deliberately Built Clean Fleet

Exelon Generation is the largest zero-carbon generator – producing **1 out of every 9 zero-carbon MWhs** in the US – after executing on a strategy to divest or retire coal-fired generation and improve the output of zero-carbon nuclear fleet

- Between 2010 – 2017, retired or sold more than **2,000 MWs** of coal-fired generation
- Developed or bought **1,500 MWs** of renewable generation
- Increased output of nuclear fleet by more than **550** MWs
- Invested in clean, efficient natural gas generation

Carbon Reduction Goals

Despite being the lowest carbon intensive generation, we have set a goal of an additional 15% reduction of GHG emissions from our internal operations



105
479
738
805
968
1,094
1,386
1,429
1,622
EXC
NEE
D
CPN
DUK
SO
XEL
NRG
AEP
lbs/MWh(1)

Support Policies to Reduce GHG Emissions

CLIMATE LEADERSHIP COUNCIL

Exelon is a founding member of the Climate Leadership Council – to advocate for a carbon fee-and-dividend program

Support legislation and regulation to expand electric vehicle infrastructure at the state and federal level

Support 100% clean energy standards

Enabling a Carbon Free Future

From generation to transmission to distribution, our sustainability strategy focuses on creating systems and policies that enable integrated clean energy solutions and connections for our customers

+VOLTA ENERGY TECHNOLOGIES

(1) Reflects 2016 regulated and non-regulated generation. Excludes EDF's equity ownership share of the CENG Joint venture for Exelon. Source: Benchmarking Air Emissions, June 2018; https://www.mjbradley.com/sites/default/files/Presentation_of_Results_2018.pdf

9 Q1 2019 Earnings Release Slides

Exelon.

1st Quarter Adjusted Operating Earnings* Drivers Q1 2019 Adjusted Operating EPS* Results Q1 2019 vs. Guidance of $0.80 - $0.90 $0.87 • Adjusted (non-GAAP) operating earnings drivers versus guidance: ExGen $0.30 Exelon Utilities – Timing of O&M BGE $0.17 Exelon Generation PECO $0.17 – Timing of O&M (1) $0.56 – NDT realized gains PHI $0.12 ComEd $0.16 HoldCo ($0.06) Q1 2019 Expect Q2 2019 Adjusted Operating Earnings* of $0.55 - $0.65 per share Note: Amounts may not sum due to rounding (1) Gains related to unregulated sites 10 Q1 2019 Earnings Release Slides

Q1 2019 Adjusted Operating Earnings* Waterfall $0.04 Distribution and Transmission Rate Increases $0.04 Decreased Storm Costs(1) $0.01 Decreased Storm Costs $0.02 Distribution Rate Increases ($0.01) Other $0.05 ($0.01) Interest Expense $0.04 ($0.03) Other $0.96 $0.05 ($0.19) ($0.01) $0.02 Distribution Rate Increases ($0.04) $0.87 $0.02 Decreased Storm Costs(1) $0.01 Distribution Investment ($0.02) Other ($0.19) Market and Portfolio Conditions(2) ($0.10) Zero Emission Credit Revenue(3) $0.04 Capacity Pricing $0.06 Other(4) Q1 2018 ComEd PECO BGE PHI ExGen(5) Corp Q1 2019 Note: Amounts may not sum due to rounding (1) Primarily reflects the absence of the March 2018 winter storms (2) Primarily reflects lower realized energy prices (3) Primarily reflects the absence of revenue recognized in the first quarter 2018 related to zero emissions credits generated in Illinois from June through December 2017 (4) Primarily reflects the elimination of activity attributable to noncontrolling interests, primarily for CENG (5) Drivers reflect CENG ownership at 100% 11 Q1 2019 Earnings Release Slides

Exelon Utilities Trailing Twelve Month Earned ROEs* Q1 2019: Trailing Twelve Month Earned ROEs* 12.0% Legacy Exelon Utilities Consolidated Exelon Utilities PHI Utilities 10.0% $30.4/10.5% $41.2/10.2% 8.0% $10.8/9.3% ROE* (%)ROE* 6.0% Earned 4.0% 2.0% 0.0% $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 2019E Rate Base ($B) TTM ROEs* PHI Utilities Legacy Exelon Utilities Consolidated Exelon Utilities Q1 2019 9.3% 10.5% 10.2% Q4 2018 8.4% 10.1% 9.7% Note: Represents the twelve-month period ending March 31, 2019 and December 31, 2018. Earned ROEs* represent weighted average across all lines of business (Electric Distribution, Gas Distribution, and Electric Transmission). Size of bubble based on rate base. 12 Q1 2019 Earnings Release Slides

Exelon Utilities' Distribution Rate Case Updates

Rate Case Schedule and Key Terms

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Revenue Requirement	Requested ROE / Equity Ratio	Expected Order
BGE Gas	FO												$64.9M[2]	9.80% / 52.85%[2]	Jan 4, 2019
ACE[3]			SA FO										$70.0M[1]	9.60% / 49.94%	Mar 13, 2019
Pepco MD Electric	CF			IT RT	EH	IB		FO					$27.2M[1]	10.30% / 50.46%	Aug 13, 2019
ComEd[4]				CF		IT	RT	EH	IB RB			FO	($6.4M)[1]	8.91% / 47.97%	Dec 2019

- CF Rate case filed
- IT Intervenor direct testimony
- RT Rebuttal testimony
- EH Evidentiary hearings
- IB Initial briefs
- RB Reply briefs
- FO Final commission order
- SA Settlement agreement

Note: Unless otherwise noted, based on schedules of Illinois Commerce Commission, Maryland Public Service Commission, Pennsylvania Public Utility Commission, Delaware Public Service Commission, Public Service Commission of the District of Columbia, and New Jersey Board of Public Utilities that are subject to change

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings
(2) Reflects $43.2M increase and $21.7M STRIDE reset. Test year updated for May-July 2018 actuals and reflects long-term debt issuance made in September 2018.
(3) Per Settlement Agreement filed on March 4, 2019 and approved on March 13, 2019
(4) Anticipated schedule, actual dates will be determined by ALJ at status hearing

13 Q1 2019 Earnings Release Slides

Exelon.

Utility CapEx Update Pepco’s Harrison Substation Modernization • Forecasted project cost: − $190 million • In service date: − In service by end of Q4 2019; remediation and removal of temporary substation completed by Q4 2020 • Project scope: − Rebuild existing substation from a 56MVA (34/4kV & 34/13kV) dual voltage substation to a 140MVA (138/13kV) substation − New substation addresses aging infrastructure that will service loads of two Metro stations as well as key commercial facilities − Improvements also expand regional transmission capacity, allowing for future load growth; vintage substation was approaching 90% capacity Continuation of Gas Mains and Services Replacement Program in Baltimore • Forecasted project cost: − $732 million • In service date: − Multiple in service dates from 2019 to 2023 • Project scope: − Replace ~240 miles of gas mains and associated services by the end of 2023 − Improves safety and reliability of the distribution system and reduces environmental risks as leak-prone gas infrastructure is replaced − Recovered through Strategic Infrastructure Development and Enhancement (STRIDE) surcharge − Drives economic development as STRIDE has created 600 full-time jobs in the BGE territory since 2014 14 Q1 2019 Earnings Release Slides

Exelon Generation: Gross Margin Update

Gross Margin Category ($M)[1]	March 31, 2019 2019	2020	2021	Change from December 31, 2018 2019	2020	2021
Open Gross Margin[2,5] (including South, West, New England, Canada hedged gross margin)	$4,200	$4,100	$3,800	$(150)	$50	$50
Capacity and ZEC Revenues[2,5]	$2,050	$1,900	$1,850	-	-	-
Mark-to-Market of Hedges[2,3]	$550	$250	$100	$300	-	-
Power New Business / To Go	$350	$650	$850	$(150)	$(50)	$(50)
Non-Power Margins Executed	$300	$150	$150	$100	-	-
Non-Power New Business / To Go	$200	$350	$400	$(100)	-	-
Total Gross Margin*[4,5]	**$7,650**	**$7,400**	**$7,150**	**-**	**-**	**-**

Recent Developments

- Total Gross Margin is flat in all years due to changes in power prices offset by our hedges and execution of $150M, $50M and $50M of power new business in 2019, 2020 and 2021, respectively
- Behind ratable hedging position reflects the fundamental upside we see in power prices
  - ~8-11% behind ratable in 2020 when considering cross commodity hedges
  - ~1-4% behind ratable in 2021 when considering cross commodity hedges

(1) Gross margin categories rounded to nearest $50M
(2) Excludes EDF's equity ownership share of the CENG Joint Venture
(3) Mark-to-Market of Hedges assumes mid-point of hedge percentages
(4) Based on March 31, 2019 market conditions
(5) Reflects TMI retirement by September 2019

15 Q1 2019 Earnings Release Slides

Exelon.

Maintaining Strong Investment Grade Credit Ratings is a Top Financial Priority

Exelon S&P FFO/Debt %*(1,4)


25%
20%
15%
10%
5%
0%
20%
19%-21%
S&P Threshold
2019
Target

ExGen Debt/EBITDA Ratio*(5)


4.0
3.0
2.0
1.0
0.0
2.4x
1.9x
3.0x
Book
Excluding Non-Recourse
2019
Target

Credit Ratings by Operating Company

Current Ratings[2,3]	ExCorp	ExGen	ComEd	PECO	BGE	ACE	DPL	Pepco
Moody's	Baa2	Baa2	A1	Aa3	A3	A3[3]	A2	A2
S&P	BBB	BBB+	A	A	A	A	A	A
Fitch	BBB+	BBB	A	A+	A	A-	A	A-

(1) Due to ring-fencing, S&P deconsolidates BGE from Exelon and analyzes solely as an equity investment
(2) Table reflects senior unsecured ratings as of March 31, 2019 for Exelon, Exelon Generation and BGE and senior secured ratings for ComEd, PECO, ACE, DPL and Pepco. Exelon's S&P Issuer credit rating (not shown in table) is BBB+ as of March 31, 2019.
(3) ACE is on "Positive" outlook at Moody's; all other ratings have a "Stable" outlook
(4) Exelon Corp downgrade threshold (red dotted line) is based on the S&P Exelon Corp Summary Report; represents minimum level to maintain current Issuer Credit Rating at Exelon Corp
(5) Reflects net book debt (YE debt less cash on hand) / adjusted operating EBITDA*

16 Q1 2019 Earnings Release Slides
Exelon.

The Exelon Value Proposition ▪ Regulated Utility Growth with utility EPS rising 6-8% annually from 2018- 2022 and rate base growth of 7.8%, representing an expanding majority of earnings ▪ ExGen’s strong free cash generation will provide ~$4.2B for utility growth and reduce debt by ~$2.5B over the next 4 years ▪ Optimizing ExGen value by: • Seeking fair compensation for the zero-carbon attributes of our fleet; • Closing uneconomic plants; • Monetizing assets; and, • Maximizing the value of the fleet through our generation to load matching strategy ▪ Strong balance sheet is a priority with all businesses comfortably meeting investment grade credit metrics through the 2022 planning horizon ▪ Capital allocation priorities targeting: • Organic utility growth; • Return of capital to shareholders with 5% annual dividend growth through 2020(1), • Debt reduction; and, • Modest contracted generation investments (1) Quarterly dividends are subject to declaration by the board of directors 17 Q1 2019 Earnings Release Slides

Additional Disclosures 18 Q1 2019 Earnings Release Slides

2019 Projected Sources and Uses of Cash

($M)[1]	BGE	ComEd	PECO	PHI	Total Utilities	ExGen	Corp[8]	Exelon	Cash Balance
Beginning Cash Balance[2]									**1,825**
Adjusted Cash Flow from Operations[2]	650	1,400	725	1,025	3,825	4,000	(300)	7,550	
Base CapEx and Nuclear Fuel[3]	-	-	-	-	-	(1,775)	(50)	(1,850)	
Free Cash Flow*	**650**	**1,400**	**725**	**1,025**	**3,825**	**2,225**	**(350)**	**5,700**	
Debt Issuances	300	700	300	375	1,675	-	-	1,675	
Debt Retirements	-	(300)	-	-	(300)	(625)	-	(925)	
Project Financing	n/a	n/a	n/a	n/a	n/a	(100)	n/a	(100)	
Equity Issuance/Share Buyback	-	-	-	-	-	-	-	-	
Contribution from Parent	200	250	150	225	825	-	(825)	-	
Other Financing[4]	200	200	50	-	425	(125)	100	400	
Financing[5]	**700**	**850**	**500**	**600**	**2,625**	**(850)**	**(725)**	**1,050**	
Total Free Cash Flow* and Financing	**1,350**	**2,250**	**1,225**	**1,625**	**6,450**	**1,375**	**(1,075)**	**6,750**	
Utility Investment	(1,125)	(1,875)	(975)	(1,375)	(5,325)	-	-	(5,325)	
ExGen Growth[3,6]	-	-	-	-	-	(150)	-	(150)	
Acquisitions and Divestitures	-	-	-	-	-	25	-	25	
Equity Investments	-	-	-	-	-	(25)	-	(25)	
Dividend[7]	-	-	-	-	-	-	-	(1,400)	
Other CapEx and Dividend	**(1,125)**	**(1,875)**	**(975)**	**(1,375)**	**(5,325)**	**(150)**	**-**	**(6,900)**	
Total Cash Flow	**250**	**375**	**250**	**250**	**1,125**	**1,225**	**(1,075)**	**(125)**	
Ending Cash Balance[2]									**1,700**

(1) All amounts rounded to the nearest $25M. Figures may not add due to rounding
(2) Gross of posted counterparty collateral
(3) Figures reflect cash CapEx and CENG fleet at 100%
(4) Other Financing primarily includes expected changes in money pool, renewable JV distributions, tax equity cash flows, EDF Tax distributions and capital leases
(5) Financing cash flow excludes intercompany dividends
(6) ExGen Growth CapEx primarily includes Retail Solar and W. Medway
(7) Dividends are subject to declaration by the Board of Directors
(8) Includes cash flow activity from Holding Company, eliminations and other corporate entities

Consistent and reliable free cash flows*

Operational excellence and financial discipline drives free cash flow reliability*

✓ Generating $5.7B of free cash flow*, including $2.2B at ExGen and $3.8B at the Utilities

Supported by a strong balance sheet

Strong balance sheet enables flexibility to raise and deploy capital for growth

✓ $1.4B of long-term debt at the utilities, net of refinancing, to support continued growth and retirement of $0.7B of ExGen debt

Enable growth & value creation

Creating value for customers, communities and shareholders

✓ Investing $5.5B of growth CapEx, with $5.3B at the Utilities and $0.2B at ExGen

Note: Numbers may not add due to rounding

19 Q1 2019 Earnings Release Slides

Exelon.

Exelon Utilities 20 Q1 2019 Earnings Release Slides

BGE (Gas) Distribution Rate Case Filing

Rate Case Filing Details

Docket No.	Case No. 9484
Test Year	August 1, 2017 – July 31, 2018
Test Period	12 months actual
Common Equity Ratio	52.85%[1]
Rate of Return	ROE: 9.80%; ROR: 7.09%[1]
Rate Base (Adjusted)	$1.6B
Revenue Requirement Increase	$64.9M[1]
Residential Total Bill % Increase	~2.4%[2]

Notes

- Case filed on June 8, 2018 seeking an increase in gas distribution revenues only
- The increase is primarily driven by infrastructure investments since 2015/2016, and includes moving revenues currently being recovered via the STRIDE surcharge into base rates
- The Commission issued its order on this case on January 4, 2019

Detailed Rate Case Schedule

	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb
Filed rate case				6/8/2018								
Intervenor testimony							9/14/2018					
Rebuttal testimony								10/12/2018				
Evidentiary hearings									11/2/2018 – 11/16/2018			
Initial briefs due									11/2018			
Reply briefs due										12/2018		
Commission order											1/4/2019	

(1) Reflects $43.2M increase and $21.7M STRIDE reset. Test year updated for May-July 2018 actuals and reflects long-term debt issuance made in September 2018.
(2) Increase expressed as a percentage of a combined electric and gas residential customer total bill

21 Q1 2019 Earnings Release Slides
Exelon.

ACE Distribution Rate Case Filing Rate Case Filing Details Notes Docket No. ER-18080925 • August 21, 2018, ACE filed a distribution base rate case with the New Jersey Board of Public Utilities Test Year January 1, 2018 – December 31, 2018 (BPU) to increase distribution base rates Test Period 12 months actual • March 4, 2019, ACE filed a Settlement Agreement and requested an increase in revenue requirement Common Equity Ratio 49.94% of $70.0M • March 13, 2019, BPU approved settlement which Rate of Return ROE: 9.60%; ROR: 7.08% placed rates in effect on April 1, 2019 Rate Base (Adjusted) $1.5B Revenue Requirement Increase $70.0M(1) Residential Total Bill % Increase 6.12% Detailed Rate Case Schedule Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Filed rate case 8/21/2018 Settlement Agreement 3/4/2019 Commission order 3/13/2019 (1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings 22 Q1 2019 Earnings Release Slides

Pepco MD (Electric) Distribution Rate Case Filing Rate Case Filing Details Notes Case No. 9602 • Pepco MD filed an application with the Maryland Public Service Commission (MDPSC) Test Year February 1, 2018 – January 31, 2019 on January 15, 2019, seeking an increase in Test Period 12 months actual electric distribution base rates • Size of ask is driven by continued investments Requested Common Equity Ratio 50.46% in electric distribution system to maintain and Requested Rate of Return ROE: 10.30%; ROR: 7.81% increase reliability and customer service • Forward looking reliability plant additions Proposed Rate Base (Adjusted) $2.0B through July 2019 ($4.3M of Revenue Requirement based on 10.30% ROE) included Requested Revenue Requirement Increase $27.2M in revenue requirement request Residential Total Bill % Increase 2.66% Detailed Rate Case Schedule Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Filed rate case 1/15/2019 Intervenor testimony 4/12/2019 Rebuttal testimony 4/30/2019 Evidentiary hearings 5/21/2019 - 5/24/2019 Initial briefs 6/17/2019 Commission order expected 8/13/2019 23 Q1 2019 Earnings Release Slides

ComEd Distribution Rate Case Filing Rate Case Filing Details Notes Docket No. 19-0387 • April 8, 2019, ComEd filed its annual distribution formula rate update with the Illinois Test Year January 1, 2018 – December 31, 2018 Commerce Commission seeking a decrease to Test Period 2018 Actual Costs + 2019 Projected Plant distribution base rates Additions Requested Common Equity Ratio 47.97% Requested Rate of Return ROE: 8.91%; ROR: 6.53% Proposed Rate Base (Adjusted) $11,372M Requested Revenue Requirement Increase ($6.4M)(1) Residential Total Bill % Increase (0.4%) Detailed Rate Case Schedule(2) Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Filed rate case 4/8/2019 Intervenor testimony 6/2019 Rebuttal testimony 7/2019 Evidentiary hearings 8/2019 Initial briefs 9/2019 Reply briefs 9/2019 Commission order expected 12/2019 (1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings (2) Anticipated schedule, actual dates will be determined by ALJ at status hearing 24 Q1 2019 Earnings Release Slides

Exelon Generation Disclosures March 31, 2019 25 Q1 2019 Earnings Release Slides

Portfolio Management Strategy Align Hedging & Financials Portfolio Management Over Time Exercising Market Views Establishing Minimum Hedge Targets % Hedged High End of Profit Low End of Profit Purely ratable Capital Credit Rating Structure Actual hedge % % Hedged % Capital & Market views on timing, product Operating Dividend allocation and regional spreads Expenditure Open Generation Portfolio Management & reflected in actual hedge % with LT Contracts Optimization Protect Balance Sheet Ensure Earnings Stability Create Value 26 Q1 2019 Earnings Release Slides

Components of Gross Margin* Categories

Gross margin linked to power production and sales

Gross margin from other business activities

Open Gross Margin	Capacity and ZEC Revenues	MtM of Hedges(2)	"Power" New Business	"Non Power" Executed	"Non Power" New Business
• Generation Gross Margin at current market prices, including ancillary revenues, nuclear fuel amortization and fuels expense • Power Purchase Agreement (PPA) Costs and Revenues • Provided at a consolidated level for all regions (includes hedged gross margin for South, West, New England and Canada(1))	• Expected capacity revenues for generation of electricity • Expected revenues from Zero Emissions Credits (ZEC)	• Mark-to-Market (MtM) of power, capacity and ancillary hedges, including cross commodity, retail and wholesale load transactions • Provided directly at a consolidated level for four major regions. Provided indirectly for each of the four major regions via Effective Realized Energy Price (EREP), reference price, hedge %, expected generation.	• Retail, Wholesale planned electric sales • Portfolio Management new business • Mid marketing new business	• Retail, Wholesale executed gas sales • Energy Efficiency(4) • BGE Home(4) • Distributed Solar	• Retail, Wholesale planned gas sales • Energy Efficiency(4) • BGE Home(4) • Distributed Solar • Portfolio Management / origination fuels new business • Proprietary trading(3)

Margins move from new business to MtM of hedges over the course of the year as sales are executed(5)

Margins move from "Non power new business" to "Non power executed" over the course of the year

(1) Hedged gross margins for South, West, New England & Canada region will be included with Open Gross Margin; no expected generation, hedge %, EREP or reference prices provided for this region
(2) MtM of hedges provided directly for the four larger regions; MtM of hedges is not provided directly at the regional level but can be easily estimated using EREP, reference price and hedged MWh
(3) Proprietary trading gross margins will generally remain within "Non Power" New Business category and only move to "Non Power" Executed category upon management discretion
(4) Gross margin for these businesses are net of direct "cost of sales"
(5) Margins for South, West, New England & Canada regions and optimization of fuel and PPA activities captured in Open Gross Margin

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Exelon.

ExGen Disclosures Gross Margin Category ($M)(1) 2019 2020 2021 Open Gross Margin (including South, West, New England & Canada hedged GM)(2,5) $4,200 $4,100 $3,800 Capacity and ZEC Revenues(2,5) $2,050 $1,900 $1,850 Mark-to-Market of Hedges(2,3) $550 $250 $100 Power New Business / To Go $350 $650 $850 Non-Power Margins Executed $300 $150 $150 Non-Power New Business / To Go $200 $350 $400 Total Gross Margin*(4,5) $7,650 $7,400 $7,150 Reference Prices(1) 2019 2020 2021 Henry Hub Natural Gas ($/MMBtu) $2.88 $2.74 $2.65 Midwest: NiHub ATC prices ($/MWh) $26.00 $25.76 $24.59 Mid-Atlantic: PJM-W ATC prices ($/MWh) $30.11 $32.26 $31.04 ERCOT-N ATC Spark Spread ($/MWh) $12.18 $9.54 $6.58 HSC Gas, 7.2HR, $2.50 VOM New York: NY Zone A ($/MWh) $29.71 $31.77 $32.77 (1) Gross margin categories rounded to nearest $50M (2) Excludes EDF’s equity ownership share of the CENG Joint Venture (3) Mark-to-Market of Hedges assumes mid-point of hedge percentages (4) Based on March 31, 2019 market conditions (5) Reflects TMI retirement by September 2019 28 Q1 2019 Earnings Release Slides

ExGen Disclosures

Generation and Hedges	2019	2020	2021
Exp. Gen (GWh)[1]	**191,400**	**184,400**	**180,000**
Midwest	97,000	96,400	95,300
Mid-Atlantic[2,6]	53,900	48,100	48,500
ERCOT	23,800	24,200	19,600
New York[2]	16,700	15,700	16,600
% of Expected Generation Hedged[3]	**90%-93%**	**64%-67%**	**38%-41%**
Midwest	90%-93%	64%-67%	34%-37%
Mid-Atlantic[2,6]	97%-100%	71%-74%	47%-50%
ERCOT	79%-82%	54%-57%	27%-30%
New York[2]	81%-84%	57%-60%	48%-51%
Effective Realized Energy Price ($/MWh)[4]			
Midwest	$28.50	$28.00	$28.00
Mid-Atlantic[2,6]	$38.50	$37.00	$32.50
ERCOT[5]	$2.00	$3.00	$3.50
New York[2]	$34.50	$35.50	$31.50

(1) Expected generation is the volume of energy that best represents our commodity position in energy markets from owned or contracted for capacity based upon a simulated dispatch model that makes assumptions regarding future market conditions, which are calibrated to market quotes for power, fuel, load following products, and options. Expected generation assumes 11 refueling outages in 2019, 14 in 2020, and 13 in 2021 at Exelon-operated nuclear plants and Salem. Expected generation assumes capacity factors of 94.9%, 93.9%, and 94.1% in 2019, 2020, and 2021, respectively at Exelon-operated nuclear plants, at ownership. These estimates of expected generation in 2020 and 2021 do not represent guidance or a forecast of future results as Exelon has not completed its planning or optimization processes for those years.
(2) Excludes EDF's equity ownership share of CENG Joint Venture
(3) Percent of expected generation hedged is the amount of equivalent sales divided by expected generation. Includes all hedging products, such as wholesale and retail sales of power, options and swaps.
(4) Effective realized energy price is representative of an all-in hedged price, on a per MWh basis, at which expected generation has been hedged. It is developed by considering the energy revenues and costs associated with our hedges and by considering the fossil fuel that has been purchased to lock in margin. It excludes uranium costs, RPM capacity and ZEC revenues, but includes the mark-to-market value of capacity contracted at prices other than RPM clearing prices including our load obligations. It can be compared with the reference prices used to calculate open gross margin in order to determine the mark-to-market value of Exelon Generation's energy hedges.
(5) Spark spreads shown for ERCOT
(6) Reflects TMI retirement by September 2019

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Exelon.

ExGen Hedged Gross Margin* Sensitivities

Gross Margin* Sensitivities (with existing hedges)[1]	2019	2020	2021
Henry Hub Natural Gas ($/MMBtu)			
+ $1/MMBtu	$90	$305	$485
- $1/MMBtu	$(65)	$(265)	$(430)
NiHub ATC Energy Price			
+ $5/MWh	$25	$155	$320
- $5/MWh	$(20)	$(155)	$(320)
PJM-W ATC Energy Price			
+ $5/MWh	$(5)	$55	$135
- $5/MWh	$10	$(55)	$(130)
NYPP Zone A ATC Energy Price			
+ $5/MWh	-	$15	$35
- $5/MWh	-	$(15)	$(35)
Nuclear Capacity Factor			
+/- 1%	+/- $30	+/- $35	+/- $30

(1) Based on March 31, 2019, market conditions and hedged position; gas price sensitivities are based on an assumed gas-power relationship derived from an internal model that is updated periodically; power price sensitivities are derived by adjusting the power price assumption while keeping all other price inputs constant; due to correlation of the various assumptions, the hedged gross margin impact calculated by aggregating individual sensitivities may not be equal to the hedged gross margin impact calculated when correlations between the various assumptions are also considered; sensitivities based on commodity exposure which includes open generation and all committed transactions; excludes EDF's equity share of CENG Joint Venture

30 Q1 2019 Earnings Release Slides

Exelon.

ExGen Hedged Gross Margin* Upside/Risk



Approximate Gross Margin* ($ million)(1)
9,000
8,500
8,000
7,500
7,000
6,500
6,000
$7,800
$7,450
$7,750
$7,100
$8,000
$6,650
2019
2020
2021

(1) Represents an approximate range of expected gross margin, taking into account hedges in place, between the 5th and 95th percent confidence levels assuming all unhedged supply is sold into the spot market; approximate gross margin ranges are based upon an internal simulation model and are subject to change based upon market inputs, future transactions and potential modeling changes; these ranges of approximate gross margin in 2020 and 2021 do not represent earnings guidance or a forecast of future results as Exelon has not completed its planning or optimization processes for those years; the price distributions that generate this range are calibrated to market quotes for power, fuel, load following products, and options as of March 31, 2019. Gross Margin Upside/Risk based on commodity exposure which includes open generation and all committed transactions. Reflects TMI retirement by September 2019.

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Exelon.

Illustrative Example of Modeling Exelon Generation 2020 Total Gross Margin* South, Mid- Row Item Midwest ERCOT New York West, NE & Atlantic Canada (A) Start with fleet-wide open gross margin $4.1 billion (B) Capacity and ZEC $1.9 billion (C) Expected Generation (TWh) 96.4 48.1 24.2 15.7 (D) Hedge % (assuming mid-point of range) 65.5% 72.5% 55.5% 58.5% (E=C*D) Hedged Volume (TWh) 63.1 34.9 13.4 9.2 (F) Effective Realized Energy Price ($/MWh) $28.00 $37.00 $3.00 $35.50 (G) Reference Price ($/MWh) $25.76 $32.26 $9.54 $31.77 (H=F-G) Difference ($/MWh) $2.24 $4.74 ($6.54) $3.73 (I=E*H) Mark-to-Market value of hedges ($ million)(1) $140 $165 ($90) $35 (J=A+B+I) Hedged Gross Margin ($ million) $6,250 (K) Power New Business / To Go ($ million) $650 (L) Non-Power Margins Executed ($ million) $150 (M) Non-Power New Business / To Go ($ million) $350 (N=J+K+L+M) Total Gross Margin* $7,400 million (1) Mark-to-market rounded to the nearest $5M 32 Q1 2019 Earnings Release Slides

Additional ExGen Modeling Data

Total Gross Margin Reconciliation (in $M)[1]	2019	2020	2021
Revenue Net of Purchased Power and Fuel Expense*[2,3]	**$8,075**	**$7,825**	**$7,550**
Other Revenues[4]	$(175)	$(175)	$(150)
Direct cost of sales incurred to generate revenues for certain Constellation and Power businesses	$(250)	$(250)	$(250)
Total Gross Margin* (Non-GAAP)	**$7,650**	**$7,400**	**$7,150**

Key ExGen Modeling Inputs (in $M)[1,5]	2019
Other[6]	$125
Adjusted O&M*[7]	$(4,325)
Taxes Other Than Income (TOTI)[8]	$(400)
Depreciation & Amortization*[9]	$(1,125)
Interest Expense	$(400)
Effective Tax Rate	21.0%

(1) All amounts rounded to the nearest $25M
(2) ExGen does not forecast the GAAP components of RNF separately, as to do so would be unduly burdensome. RNF also includes the RNF of our proportionate ownership share of CENG.
(3) Excludes the Mark-to-Market impact of economic hedging activities due to the volatility and unpredictability of the future changes to power prices
(4) Other Revenues primarily reflects revenues from variable interest entities, funds collected through revenues for decommissioning the former PECO nuclear plants through regulated rates, gross receipts tax revenues and JExel Nuclear JV
(5) ExGen amounts for O&M, TOTI, Depreciation & Amortization; excludes EDF's equity ownership share of the CENG Joint Venture
(6) Other reflects Other Revenues excluding gross receipts tax revenues, includes nuclear decommissioning trust fund earnings from unregulated sites, and includes the minority interest in ExGen Renewables JV and Bloom
(7) Adjusted O&M* includes $200M of non-cash expense related to the increase in the ARO liability due to the passage of time
(8) TOTI excludes gross receipts tax of $150M
(9) 2020 Depreciation & Amortization is favorable to 2019 by $50M, while 2021 Depreciation & Amortization is favorable to 2019 by $25M

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Exelon.

Appendix Reconciliation of Non-GAAP Measures 34 Q1 2019 Earnings Release Slides

Q1 QTD GAAP EPS Reconciliation Three Months Ended March 31, 2019 ComEd PECO BGE PHI ExGen Other Exelon 2019 GAAP Earnings (Loss) Per Share $0.16 $0.17 $0.17 $0.12 $0.37 $(0.06) $0.93 Mark-to-market impact of economic hedging activities - - - - 0.03 - 0.03 Unrealized gains related to NDT funds - - - - (0.20) - (0.20) Plant retirements and divestitures - - - - 0.02 - 0.02 Cost management program - - - - 0.01 - 0.01 Noncontrolling interests - - - - 0.07 - 0.07 2019 Adjusted (non-GAAP) Operating Earnings (Loss) Per $0.16 $0.17 $0.17 $0.12 $0.30 $(0.06) $0.87 Share Note: All amounts shown are per Exelon share and represent contributions to Exelon's EPS. Amounts may not add due to rounding. 35 Q1 2019 Earnings Release Slides

Q1 QTD GAAP EPS Reconciliation (continued) Three Months Ended March 31, 2018 ComEd PECO BGE PHI ExGen Other Exelon 2018 GAAP Earnings (Loss) Per Share $0.17 $0.12 $0.13 $0.07 $0.14 ($0.02) $0.60 Mark-to-market impact of economic hedging activities - - - - 0.20 - 0.20 Unrealized losses related to NDT funds - - - - 0.07 - 0.07 Plant retirements and divestitures - - - - - - 0.01 Cost management program - - - - 0.10 - 0.10 Noncontrolling interests - - - - (0.02) - (0.02) 2018 Adjusted (non-GAAP) Operating Earnings (Loss) Per $0.17 $0.12 $0.13 $0.07 $0.49 ($0.02) $0.96 Share Note: All amounts shown are per Exelon share and represent contributions to Exelon's EPS. Amounts may not add due to rounding. 36 Q1 2019 Earnings Release Slides

Projected GAAP to Operating Adjustments • Exelon’s projected 2019 adjusted (non-GAAP) operating earnings excludes the earnings effects of the following: − Mark-to-market adjustments from economic hedging activities; − Unrealized gains and losses from NDT funds to the extent not offset by contractual accounting as described in the notes to the consolidated financial statements; − Certain costs incurred related to plant retirements; − Certain costs incurred to achieve cost management program savings; − Other unusual items; and − Generation's noncontrolling interest related to CENG exclusion items. 37 Q1 2019 Earnings Release Slides

GAAP to Non-GAAP Reconciliations(1) (2) Exelon FFO/Debt = FFO (a) Adjusted Debt (b) Exelon FFO Calculation(2) GAAP Operating Income + Depreciation & Amortization = EBITDA - GAAP Interest Expense +/- GAAP Current Income Tax (Expense)/Benefit + Nuclear Fuel Amortization +/- GAAP to Operating Adjustments +/- Other S&P Adjustments = FFO (a) Exelon Adjusted Debt Calculation(1) Long-Term Debt (including current maturities) + Short-Term Debt + Purchase Power Agreement and Operating Lease Imputed Debt + Pension/OPEB Imputed Debt (after-tax) - Off-Credit Treatment of Non-Recourse Debt - Cash on Balance Sheet * 75% +/- Other S&P Adjustments = Adjusted Debt (b) (1) Due to the forward-looking nature of some forecasted non-GAAP measures, information to reconcile the forecasted adjusted (non-GAAP) measures to the most directly comparable GAAP measure may not be currently available; therefore, management is unable to reconcile these measures (2) Calculated using S&P Methodology. Due to ring-fencing, S&P deconsolidates BGE from Exelon and analyzes solely as an equity investment 38 Q1 2019 Earnings Release Slides

GAAP to Non-GAAP Reconciliations(1) ExGen Debt/EBITDA = Net Debt (a) ExGen Debt/EBITDA = Net Debt (c) Operating EBITDA (b) Excluding Non-Recourse Operating EBITDA (d) ExGen Net Debt Calculation ExGen Net Debt Calculation Excluding Non-Recourse Long-Term Debt (including current maturities) Long-Term Debt (including current maturities) + Short-Term Debt + Short-Term Debt - Cash on Balance Sheet - Cash on Balance Sheet = Net Debt (a) - Non-Recourse Debt = Net Debt Excluding Non-Recourse (c) ExGen Operating EBITDA Calculation ExGen Operating EBITDA Calculation Excluding Non- Recourse GAAP Operating Income + Depreciation & Amortization GAAP Operating Income = EBITDA + Depreciation & Amortization +/- GAAP to Operating Adjustments = EBITDA = Operating EBITDA (b) +/- GAAP to Operating Adjustments - EBITDA from Projects Financed by Non-Recourse Debt = Operating EBITDA Excluding Non-Recourse (d) (1) Due to the forward-looking nature of some forecasted non-GAAP measures, information to reconcile the forecasted adjusted (non-GAAP) measures to the most directly comparable GAAP measure may not be currently available; therefore, management is unable to reconcile these measures 39 Q1 2019 Earnings Release Slides

GAAP to Non-GAAP Reconciliations

Q1 2019 Operating ROE Reconciliation ($M)	PHI Utilities	Legacy EXC Utilities	Consolidated EU
Net Income (GAAP)	$454	$1,516	$1,970
Operating Exclusions	$26	$7	$33
Adjusted Operating Earnings	$479	$1,523	$2,003
Average Equity	$5,171	$14,477	$19,648
Operating ROE (Adjusted Operating Earnings/Average Equity)	**9.3%**	**10.5%**	**10.2%**

Q4 2018 Operating ROE Reconciliation ($M)	PHI Utilities	Legacy EXC Utilities	Consolidated EU
Net Income (GAAP)	$405	$1,437	$1,842
Operating Exclusions	$25	$7	$32
Adjusted Operating Earnings	$430	$1,444	$1,874
Average Equity	$5,142	$14,245	$19,387
Operating ROE (Adjusted Operating Earnings/Average Equity)	**8.4%**	**10.1%**	**9.7%**

ExGen Adjusted O&M Reconciliation ($M)(1)	2019
GAAP O&M	**$4,950**
Decommissioning(2)	125
Direct cost of sales incurred to generate revenues for certain Constellation and Power businesses(3)	(250)
O&M for managed plants that are partially owned	(400)
Other	(100)
Adjusted O&M (Non-GAAP)	**$4,325**

Note: Items may not sum due to rounding
(1) All amounts rounded to the nearest $25M
(2) Reflects asset retirement obligation update for TMI and earnings neutral O&M
(3) Reflects the direct cost of sales of certain businesses, which are included in Total Gross Margin*

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Exelon.

GAAP to Non-GAAP Reconciliations

2019 Adjusted Cash from Ops Calculation ($M)(1)	BGE	ComEd	PECO	PHI	ExGen	Other	Exelon
Net cash flows provided by operating activities (GAAP)	$650	$1,400	$725	$1,025	$4,200	($300)	$7,725
Other cash from investing activities	-	-	-	-	($275)	-	($275)
Counterparty collateral activity	-	-	-	-	$100	-	$100
Adjusted Cash Flow from Operations	**$650**	**$1,400**	**$725**	**$1,025**	**$4,000**	**($300)**	**$7,550**

2019 Cash From Financing Calculation ($M)(1)	BGE	ComEd	PECO	PHI	ExGen	Other	Exelon
Net cash flow provided by financing activities (GAAP)	$475	$350	$150	$250	($1,750)	$200	($350)
Dividends paid on common stock	$225	$500	$350	$350	$900	($925)	$1,400
Financing Cash Flow	**$700**	**$850**	**$500**	**$600**	**($850)**	**($725)**	**$1,050**

Exelon Total Cash Flow Reconciliation(1)	2019
GAAP Beginning Cash Balance	**$1,250**
Adjustment for Cash Collateral Posted	$575
Adjusted Beginning Cash Balance(3)	$1,825
Net Change in Cash (GAAP)(2)	($125)
Adjusted Ending Cash Balance(3)	$1,700
Adjustment for Cash Collateral Posted	($550)
GAAP Ending Cash Balance	**$1,150**

(1) All amounts rounded to the nearest $25M. Items may not sum due to rounding.
(2) Represents the GAAP measure of net change in cash, which is the sum of cash flow from operations, cash from investing activities, and cash from financing activities. Figures reflect cash capital expenditures and CENG fleet at 100%.
(3) Adjusted Beginning and Ending cash balances reflect GAAP Beginning and End Cash Balances excluding counterparty collateral activity

41 Q1 2019 Earnings Release Slides

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